UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2026

NLI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

NL Industries, Inc.

(Former name or former address, if changed since last report.)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

NL Industries, Inc., a New Jersey corporation (the “Predecessor Corporation”), and its wholly-owned subsidiary NLI Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger dated as of May 19, 2026 (the “Plan of Merger”), providing for the merger of the Predecessor Corporation with and into the Company, with the Company continuing as the surviving corporation, for the purpose of changing the Predecessor Corporation’s state of incorporation from New Jersey to Delaware (the “Reincorporation”). As previously disclosed, the Plan of Merger and transactions contemplated thereby were approved by the shareholders of the Predecessor Corporation at the annual meeting of the shareholders of the Predecessor Corporation held on May 14, 2026.

In connection with the Reincorporation and pursuant to the Plan of Merger, at the Effective Time (as defined below) the Company succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Corporation existing immediately prior to the Effective Time. The Reincorporation was consummated when the certificates of merger filed with the Secretary of State of the State of Delaware on May 19, 2026 and the Division of Revenue and Enterprise Services of the State of New Jersey on May 19, 2026 became effective on May 26, 2026 (the “Effective Time”).

As a result of the Reincorporation, the Company’s name has changed from NL Industries, Inc., to NLI Holdings, Inc.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Corporation pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of common stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

At the Effective Time, pursuant to the Plan of Merger, each outstanding share of common stock, par value $.125 per share, of the Predecessor Corporation (“Predecessor Common Stock”) automatically converted into one share of common stock, par value $.125 per share, of the Company (“Company Common Stock”). Each outstanding certificate representing shares of Predecessor Common Stock automatically represents, without any action of the Predecessor Corporation’s shareholders, the same number of shares of Company Common Stock. The Predecessor Corporation’s shareholders do not need to exchange their stock certificates as a result of the Reincorporation.

Similar to the shares of Predecessor Common Stock prior to the Reincorporation, the shares of Company Common Stock are listed for trading on the New York Stock Exchange under the symbol “NL”.

Effective as of the Effective Date, the Company entered into new indemnification agreements (the “Indemnity Agreements”) with each of its directors and executive officers in order to reflect the Reincorporation and the governing law of Delaware. The Indemnity Agreements provide for indemnification of the directors and executive officers to the fullest extent permitted by law.

The description of the Reincorporation and the Plan of Merger contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Plan of Merger filed as Exhibit 2.1 to this  Current Report on Form 8-K, which is incorporated herein by reference. The description of the Indemnity Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the Indemnity Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is also incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

Pursuant to the Plan of Merger, as of the Effective Time the Predecessor Corporation was merged with and into the Company, with the Company continuing as the surviving corporation.

Other than the change in the state of incorporation and the associated name change, the Reincorporation did not result in any change in the headquarters, business, management or location of the Company’s facilities or in its assets, liabilities or net worth (other than as a result of costs incident to the Reincorporation and Delaware franchise taxes).

The information included under Items 1.01, 2.03, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Reincorporation, as of the Effective Time the Company, by operation of law, assumed and succeeded to the prior liabilities and obligations of the Predecessor Corporation, and such liabilities and obligations may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, which are incorporated herein by reference.

The information included under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 2.03 by reference.

Item 3.03Material Modification to Rights of Security Holders.

The Reincorporation effected certain changes in the rights of the Company’s stockholders. This is as a result of differences between the Delaware General Corporation Law (“DGCL”) and the New Jersey Business Corporation Act (“NJBCA”), as well as differences between each of the Company’s charter documents and the Predecessor Corporation’s charter documents. As a result of the Reincorporation, as of the Effective Time the rights of the holders of the Company Common Stock are governed by the Company’s certificate of incorporation (the “Delaware Certificate”) and the Company’s bylaws (the “Bylaws”).

A summary of these differences, as well as certain differences between the DGCL and the NJBCA, are included in the definitive proxy statement filed by the Predecessor Corporation with the Securities and Exchange Commission on March 25, 2026, under “Proposal 3: The Reincorporation Proposal,” which is incorporated herein by reference. These differences include, without limitation, a provision in the Delaware Certificate in which the Company elects not to be governed by the anti-takeover provisions of Section 203 of the DGCL. This summary is qualified in its entirety by reference to the NJBCA, the Predecessor Corporation’s certificate of incorporation and bylaws, the DGCL, the Delaware Certificate and the Bylaws.

The description of the Company Common Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description thereof contained in the “Description of Capital Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Company Common Stock is qualified in its entirety by reference to the Delaware Certificate and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The information included under Items 1.01, 2.03 and 5.03 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, pursuant to the Plan of Merger, the directors and officers of the Predecessor Corporation immediately prior to the Reincorporation became the directors and officers of the Company and continued their respective directorship or services with the Company on the same terms as their respective directorship or service with the Predecessor Corporation immediately prior to the Effective Time.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

At the Effective Time, the affairs of the Company ceased to be governed by the NJBCA and the Predecessor Corporation’s certificate of incorporation and bylaws, and instead became governed by the DGCL, the Delaware Certificate and the Bylaws. Copies of the Delaware Certificate and the Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The information included under Items 1.01 and 3.03 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

Item 9.01	Financial Statements and Exhibits.

1
(d)	Exhibits

	Item No.	Description

	2.1	Agreement and Plan of Merger

	3.1	Certificate of Incorporation of NLI Holdings, Inc.

	3.2	Bylaws of NLI Holdings, Inc.

	4.1	Description of Capital Stock

	10.1	Form of Indemnification Agreement

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL INDUSTRIES, INC.
(Registrant)

Date: May 26, 2026	By: /s/Amy A. Samford
Amy A. Samford Executive Vice President and Chief Financial Officer